Exhibit 99.1

News

Contacts:
Investors and Media
Peggy Reilly Tharp, Brown Shoe Company
(314) 854-4134, ptharp@brownshoe.com

Brown Shoe Company Reports First Quarter 2014 Results
Raises annual EPS guidance range to $1.47 to $1.57

ST. LOUIS, May 28, 2014 – Brown Shoe Company (NYSE: BWS, brownshoe.com) today reported first quarter 2014 financial results, with net sales of $591.2 million up slightly versus first quarter 2013 net sales of $588.7 million.  First quarter 2014 net earnings of $15.4 million, or $0.35 per diluted share, were up compared to a net loss of ($10.8) million, or ($0.26) per diluted share, in the first quarter of 2013.  Gross profit margin for the first quarter of 2014 improved to 41.0% from 40.8% in the prior year.

“First quarter results exceeded our expectations, thanks to strong Contemporary Fashion platform sales and a return to more seasonal weather for the last two weeks of April,” said Diane Sullivan, CEO, president and chairman of Brown Shoe Company.  “We feel optimistic about second quarter and the potential to benefit from pent-up spring shoe demand.”

US$M, except per share (unaudited)	13 Weeks	13 Weeks	1Q
	1Q'14	1Q’13	Change
Consolidated net sales	$ 591.2	$ 588.7	0.4%
Famous Footwear	354.6	352.3	0.7%
Wholesale Operations	191.8	181.6	5.6%
Specialty Retail	44.8	54.8	(18.3%)
Gross profit	242.3	240.0	1.0%
Margin	41.0%	40.8%	20 bps
SG&A	213.6	213.8	(0.1%)
% of net sales	36.1%	36.3%	(20 bps)
Restructuring and other special charges, net	–	0.5	(100%)
Operating earnings	28.7	21.0	37.1%
Margin	4.9%	3.6%	130 bps
Net interest expense	5.2	5.7	(7.5%)
Earnings from continuing operations, before income taxes	23.5	15.3	53.5%
Tax rate	34.1%	51.9%	(1,780 bps)
Net loss from discontinued operations	–	(18.2)	100.0%
Net earnings	$ 15.4	$ (10.8)	243.4%
Per diluted share	$ 0.35	$ (0.26)	234.6%

First Quarter Highlights

Famous Footwear first quarter 2014 sales of $354.6 million were up 0.7% year-over-year, with same-store-sales up 1.3%.  Performance in the quarter was driven by athletics -- specifically canvas, which continued to do well.  During the quarter, 21 stores were closed or relocated and 11 new stores were added.

Wholesale sales of $191.8 million were up 5.6% in the first quarter.  For the Healthy Living platform, wholesale sales of $104.7 million were up 0.7%.  Contemporary Fashion wholesale sales of $86.9 million were up 12.3% in the first quarter, with strong improvement coming from the Via Spiga brand.

Consolidated gross profit of $242.3 million was up 1.0% in the first quarter, while gross margin increased by 20 basis points to 41.0%.  SG&A for the first quarter was $213.6 million, or 36.1% of net sales, which was down 20 basis points from 36.3% of net sales in the prior year.  For the quarter, operating margins improved 130 basis points year-over-year to 4.9%.

Inventory at the end of the first quarter was $512.8 million, up 5.5% from $485.9 million in the prior year.  Wholesale inventory was up 6.2%, while Famous Footwear inventory was up 5.8%.  At quarter-end, Brown Shoe Company had no borrowings against its revolving credit facility and $36.7 million of cash and equivalents.  The company’s debt-to-capital ratio improved to 28.8% from 39.1% in the first quarter of 2013.

Financial Review and 2014 Outlook

“We’re pleased with our first quarter results -- especially with the weather-related headwinds we faced in February and March -- and we are optimistic about the remainder of the year,” said Russ Hammer, chief financial officer of Brown Shoe Company.  “To account for a better-than-anticipated first quarter, we are raising our annual guidance range to $1.47 to $1.57, as we’re also slightly more positive regarding our potential at Wholesale for the year.”

Guidance Metric	FY’14
Consolidated net sales	$2.58 to $2.60 billion
Famous Footwear same-store sales	Up low-single digits
Specialty Retail net sales	Down mid-single digits
Wholesale Operations net sales	Up mid-single digits
Gross margin	Up approximately 10 bps
SG&A	$920 to $930 million
Net interest expense	$20 to $21 million
Effective tax rate	33% to 35%
Earnings per diluted share	$1.47 to $1.57
Depreciation and amortization	$51 to $54 million
Capital expenditures	$53 to $57 million

Investor Conference Call

Brown Shoe Company will webcast an investor conference call at 9:00 a.m. ET today, May 28, 2014.  The webcast and slides will be available at investor.brownshoe.com/news/events.  A live conference call will be available at (877) 217-9089 for analysts in North America or (706) 679-1723 for international analysts by using the conference ID 46090884.

A replay will be available for a limited period at investor.brownshoe.com/news/events/archive.  Investors may also access the replay by dialing (855) 859-2056 in North America or (404) 537-3406 internationally and using the conference ID 46090884 through Wednesday, June 4, 2014.

Definitions

All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings attributable to Brown Shoe Company, Inc. and diluted earnings per common share attributable to Brown Shoe Company, Inc. shareholders, are presented as net earnings and earnings per diluted share, respectively.

Non-GAAP Financial Measures

In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the company provides historic and estimated future gross profit, operating earnings, net earnings and earnings per diluted share adjusted to exclude certain gains, charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results.  Reconciliations to the applicable GAAP financial measures have been included in the attached schedules.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially.  These risks include (i) changing consumer demands, which may be influenced by consumers' disposable income, which in turn can be influenced by general economic conditions; (ii) rapidly changing fashion trends and purchasing patterns; (iii) intense competition within the footwear industry; (iv) the ability to accurately forecast sales and manage inventory levels; (v) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China and other countries, where the company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (vi) cybersecurity threats or other major disruption to the company’s information technology systems; (vii) customer concentration and increased consolidation in the retail industry; (viii) a disruption in the company’s distribution centers; (ix) foreign currency fluctuations; (x) additional duties, quotas, tariffs or other trade restrictions;(xi) compliance with applicable laws and standards with respect to labor, trade and product safety issues; (xii) the ability to recruit and retain senior management and other key associates; (xiii) the ability to attract, retain and maintain good relationships with licensors and protect intellectual property rights; (xiv) the ability to secure/exit leases on favorable terms; and (xv) the ability to maintain relationships with current suppliers.

The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended February 1, 2014, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.  In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the company provides historic and estimated future gross profit, operating earnings, net earnings and earnings per diluted share adjusted to exclude certain gains, charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results.  Reconciliations to the applicable GAAP financial measures have been included in the schedules attached to the May 28, 2014, earnings release.  All references in this document, unless otherwise noted, related to net earnings attributable to Brown Shoe Company, Inc. and diluted earnings per common share attributable to Brown Shoe Company, Inc. shareholders, are presented as net earnings and earnings per diluted share, respectively.

# # #

About Brown Shoe Company:  Brown Shoe Company is a $2.5 billion, global, footwear company whose shoes are worn by people of all ages, from all walks of life.  Our products are available virtually everywhere — in the over 1,200 Famous Footwear and Naturalizer retail stores we operate, in hundreds of major department and specialty stores, on 14 branded ecommerce sites, and on many additional third-party retail websites.  Through our broad range of products, we serve three key market segments.  Our Family brands — Famous Footwear, Famous.com, and shoes.com — are one-stop-shopping destinations for high quality, affordable styles for a family’s every occasion.  Active people who want comfort, style and performance can look to our Healthy Living brands — Naturalizer, Dr. Scholl's, LifeStride and Ryka.  Our Contemporary Fashion brands — Sam Edelman, Franco Sarto, Via Spiga, Vince, Carlos Santana and Fergie Footwear — keep fashionistas in step with the latest trends.  At Brown Shoe Company, we inspire people to feel good and live better... feet first!

SCHEDULE 1

BROWN SHOE COMPANY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

	(Unaudited)
	13 Weeks Ended
	May 3,	May 4,
(Thousands, except per share data)	2014	2013

Net sales	$591,162	$588,656
Cost of goods sold	348,821	348,640
Gross profit	242,341	240,016
Selling and administrative expenses	213,615	213,879
Restructuring and other special charges, net	–	519
Impairment of assets held for sale	–	4,660
Operating earnings	28,726	20,958
Interest expense	(5,306)	(5,721)
Interest income	76	68
Earnings before income taxes from continuing operations	23,496	15,305
Income tax provision	(8,020)	(7,946)
Net earnings from continuing operations	15,476	7,359

Discontinued operations:
Loss from discontinued operations, net of tax benefit of $0 and $3,583	–	(5,637)
Disposition/impairment charge of discontinued operations, net of $0 tax	–	(12,554)
Net loss from discontinued operations	–	(18,191)

Net earnings (loss)	15,476	(10,832)

Net earnings (loss) attributable to noncontrolling interests	47	(70)

Net earnings (loss) attributable to Brown Shoe Company, Inc.	$15,429	$(10,762)

Basic earnings (loss) per common share:
From continuing operations	$0.35	$0.18
From discontinued operations	–	(0.44)
Basic earnings (loss) per common share attributable to
Brown Shoe Company, Inc. shareholders	$0.35	$(0.26)

Diluted earnings (loss) per common share:
From continuing operations	$0.35	$0.18
From discontinued operations	–	(0.44)
Diluted earnings (loss) per common share attributable to
Brown Shoe Company, Inc. shareholders	$0.35	$(0.26)

Basic number of shares	41,887	41,070
Diluted number of shares	42,116	41,268

SCHEDULE 2

BROWN SHOE COMPANY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
	May 3,	May 4,	February 1,
(Thousands)	2014	2013	2014
ASSETS

Cash and cash equivalents	$36,668	$44,669	$82,546
Receivables, net	105,746	96,734	129,217
Inventories, net	512,811	485,923	547,531
Prepaid expenses and other current assets	37,913	43,167	33,136
Current assets - held for sale	–	12,496	–
Current assets - discontinued operations	–	39,159	119
Total current assets	693,138	722,148	792,549

Property and equipment, net	141,818	137,299	143,560
Goodwill and intangible assets, net	137,750	80,996	73,673
Other assets	136,256	115,591	139,621
Noncurrent assets - discontinued operations	–	38,673	–
Total assets	$1,108,962	$1,094,707	$1,149,403

LIABILITIES AND EQUITY

Borrowings under revolving credit agreement	$–	$66,000	$7,000
Trade accounts payable	195,703	188,948	226,602
Other accrued expenses	141,718	118,632	152,545
Current liabilities - held for sale	–	5,306	–
Current liabilities - discontinued operations	–	16,183	708
Total current liabilities	337,421	395,069	386,855

Long-term debt	199,057	198,870	199,010
Deferred rent	37,368	35,631	38,593
Other liabilities	42,345	45,435	47,583
Noncurrent liabilities - discontinued operations	–	6,768	–
Total other liabilities	278,770	286,704	285,186

Total Brown Shoe Company, Inc. shareholders’ equity	492,073	412,190	476,699
Noncontrolling interests	698	744	663
Total equity	492,771	412,934	477,362
Total liabilities and equity	$1,108,962	$1,094,707	$1,149,403

SCHEDULE 3

BROWN SHOE COMPANY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	(Unaudited)
	13 Weeks Ended
	May 3,	May 4,
(Thousands)	2014	2013
OPERATING ACTIVITIES:
Net earnings (loss)	$15,476	$(10,832)
Adjustments to reconcile net earnings (loss) to net cash provided by operating activities:
Depreciation and amortization	12,707	13,805
Amortization of debt issuance costs and debt discount	628	629
Share-based compensation expense	1,555	1,617
Tax benefit related to share-based plans	(1,769)	(1,962)
Loss on disposal of facilities and equipment	319	68
Impairment charges for facilities and equipment	291	366
Impairment of assets held for sale	–	4,660
Disposition/impairment of discontinued operations	–	12,554
Deferred rent	(1,225)	1,920
Provision for doubtful accounts	56	307
Changes in operating assets and liabilities, net of dispositions:
Receivables	23,385	16,363
Inventories	35,144	17,223
Prepaid expenses and other current and noncurrent assets	(1,917)	653
Trade accounts payable	(31,081)	(26,561)
Accrued expenses and other liabilities	(16,694)	(1,565)
Other, net	(492)	(3,284)
Net cash provided by operating activities	36,383	25,961

INVESTING ACTIVITIES:
Capital expenditures	(8,626)	(8,407)
Acquisition of trademarks	(65,065)	–
Proceeds from sale of assets	–	1,500
Net cash used for investing activities	(73,691)	(6,907)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	251,000	383,000
Repayments under revolving credit agreement	(258,000)	(422,000)
Dividends paid	(3,053)	(3,027)
Issuance of common stock under share-based plans, net	(803)	(2,070)
Tax benefit related to share-based plans	1,769	1,962
Net cash used for financing activities	(9,087)	(42,135)
Effect of exchange rate changes on cash and cash equivalents	517	(473)
Decrease in cash and cash equivalents	(45,878)	(23,554)
Cash and cash equivalents at beginning of period	82,546	68,223

Cash and cash equivalents at end of period	$36,668	$44,669

SCHEDULE 4

BROWN SHOE COMPANY, INC.
RECONCILIATION OF NET EARNINGS (LOSS) AND DILUTED EARNINGS (LOSS) PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

	(Unaudited)				(Unaudited)
	13 Weeks Ended May 3, 2014			13 Weeks Ended May 4, 2013
(Thousands, except per share data)	Pre-Tax Impact of Charges/ Other Items	Net Earnings Attributable to Brown Shoe Company, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/ Other Items	Net (Loss) Earnings Attributable to Brown Shoe Company, Inc.	Diluted (Loss) Earnings Per Share

GAAP earnings (loss)		$15,429	$0.35		$(10,762)	$(0.26)

Charges/Other Items - Continuing Operations:
Portfolio realignment
Business exits and cost reductions	$–	–	–	$519	317	0.01
Non-cash impairment charges	–	–	–	4,660	4,660	0.11
Total Continuing Operations	–	–	–	5,179	4,977	0.12

Charges/Other Items - Discontinued Operations:
Portfolio realignment
Business exits and cost reductions	–	–	–	11,108	7,030	0.16
Non-cash impairment charges	–	–	–	12,554	12,554	0.30
Total Discontinued Operations	–	–	–	23,662	19,584	0.46
Total charges/other items	$–	–	–	$28,841	24,561	0.58

Adjusted earnings		$15,429	$0.35		$13,799	$0.32

SCHEDULE 5

BROWN SHOE COMPANY, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT
(Unaudited)

SUMMARY FINANCIAL RESULTS

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	13 Weeks Ended		13 Weeks Ended		13 Weeks Ended		13 Weeks Ended		13 Weeks Ended
	May 3,	May 4,	May 3,	May 4,	May 3,	May 4,	May 3,	May 4,	May 3,	May 4,
(Thousands)	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013

Net Sales	$ 354,623	$ 352,279	$ 191,785	$ 181,625	$ 44,754	$ 54,752	$ –	$ –	$ 591,162	$ 588,656

Gross Profit	$ 161,778	$ 158,661	$ 62,019	$ 57,819	$ 18,544	$ 23,536	$ –	$ –	$ 242,341	$ 240,016
Adjusted Gross Profit	$ 161,778	$ 158,661	$ 62,019	$ 57,819	$ 18,544	$ 23,536	$ –	$ –	$ 242,341	$ 240,016

Gross Profit Rate	45.6%	45.0%	32.3%	31.8%	41.4%	43.0%	–	–	41.0%	40.8%
Adjusted Gross Profit Rate	45.6%	45.0%	32.3%	31.8%	41.4%	43.0%	–	–	41.0%	40.8%

Operating Earnings (Loss)	$ 27,871	$ 29,042	$ 13,754	$ 3,107	$ (3,692)	$ (1,329)	$ (9,207)	$ (9,862)	$ 28,726	$ 20,958
Adjusted Operating Earnings (Loss)	$ 27,871	$ 29,042	$ 13,754	$ 8,270	$ (3,692)	$ (1,329)	$ (9,207)	$ (9,846)	$ 28,726	$ 26,137

Operating Earnings (Loss) %	7.9%	8.2%	7.2%	1.7%	(8.2%)	(2.4%)	–	–	4.9%	3.6%
Adjusted Operating Earnings (Loss) %	7.9%	8.2%	7.2%	4.6%	(8.2%)	(2.4%)	–	–	4.9%	4.4%

Same-store Sales % (on a 13-week basis)	1.3%	1.1%	–	–	(5.6%)	(0.3%)	–	–	–	–

Number of Stores	1,034	1,054	–	–	172	215	–	–	1,206	1,269

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	13 Weeks Ended		13 Weeks Ended		13 Weeks Ended		13 Weeks Ended		13 Weeks Ended
	May 3,	May 4,	May 3,	May 4,	May 3,	May 4,	May 3,	May 4,	May 3,	May 4,
(Thousands)	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013

Gross Profit	$ 161,778	$ 158,661	$ 62,019	$ 57,819	$ 18,544	$ 23,536	$ –	$ –	$ 242,341	$ 240,016

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	–	–	–	–	–	–	–	–	–	–

Total charges/other items	–	–	–	–	–	–	–	–	–	–

Adjusted Gross Profit	$ 161,778	$ 158,661	$ 62,019	$ 57,819	$ 18,544	$ 23,536	$ –	$ –	$ 242,341	$ 240,016

Operating Earnings (Loss)	$ 27,871	$ 29,042	$ 13,754	$ 3,107	$ (3,692)	$ (1,329)	$ (9,207)	$ (9,862)	$ 28,726	$ 20,958

Charges/Other Items:
Portfolio realignment
Non-cash impairment charges	–	–	–	4,660	–	–	–	–	–	4,660
Business exits and cost reductions	–	–	–	503	–	–	–	16	–	519

Total charges/other items	–	–	–	5,163	–	–	–	16	–	5,179

Adjusted Operating Earnings (Loss)	$ 27,871	$ 29,042	$ 13,754	$ 8,270	$ (3,692)	$ (1,329)	$ (9,207)	$ (9,846)	$ 28,726	$ 26,137

SCHEDULE 6

BROWN SHOE COMPANY, INC.
BASIC AND DILUTED EARNINGS (LOSS) PER SHARE RECONCILIATION

	(Unaudited)
	13 Weeks Ended
	May 3,	May 4,
(Thousands, except per share data)	2014	2013

Net earnings attributable to Brown Shoe Company, Inc.:
Net earnings from continuing operations	$15,476	$7,359
Net (earnings) loss attributable to noncontrolling interests	(47)	70
Net earnings allocated to participating securities	(592)	–
Net earnings from continuing operations	14,837	7,429

Net loss from discontinued operations	–	(18,191)
Net earnings allocated to participating securities	–	–
Net loss from discontinued operations	–	(18,191)

Net earnings (loss) attributable to Brown Shoe Company, Inc. after allocation of earnings to participating securities	$14,837	$(10,762)

Basic and diluted common shares attributable to Brown Shoe Company, Inc.:
Basic common shares for continuing operations and discontinued operations	41,887	41,070
Dilutive effect of share-based awards for continuing operations and discontinued operations	229	198
Diluted common shares for continuing operations and discontinued operations attributable to Brown Shoe Company, Inc.	42,116	41,268

Basic earnings (loss) per common share:
From continuing operations	$0.35	$0.18
From discontinued operations	–	(0.44)
Basic earnings (loss) per common share attributable to Brown Shoe Company, Inc. shareholders	$0.35	$(0.26)

Diluted earnings (loss) per common share:
From continuing operations	$0.35	$0.18
From discontinued operations	–	(0.44)
Diluted earnings (loss) per common share attributable to Brown Shoe Company, Inc. shareholders	$0.35	$(0.26)

SCHEDULE 7

BROWN SHOE COMPANY, INC.
BASIC AND DILUTED ADJUSTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	13 Weeks Ended
	May 3,	May 4,
(Thousands, except per share data)	2014	2013

Adjusted net earnings attributable to Brown Shoe Company, Inc.:
Adjusted net earnings from continuing operations	$15,476	$12,336
Net (earnings) loss attributable to noncontrolling interests	(47)	70
Net earnings allocated to participating securities	(592)	(591)
Adjusted net earnings from continuing operations	14,837	11,815

Adjusted net earnings from discontinued operations	–	1,393
Net earnings allocated to participating securities	–	(67)
Net earnings from discontinued operations	–	1,326

Adjusted net earnings attributable to Brown Shoe Company, Inc. after allocation of earnings to participating securities	$14,837	$13,141

Basic and diluted common shares attributable to Brown Shoe Company, Inc.:
Basic common shares for continuing operations and discontinued operations	41,887	41,070
Dilutive effect of share-based awards for continuing operations and discontinued operations	229	198
Diluted common shares for continuing operations and discontinued operations attributable to Brown Shoe Company, Inc.	42,116	41,268

Basic adjusted earnings per common share:
From continuing operations	$0.35	$0.29
From discontinued operations	–	0.03
Basic adjusted earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$0.35	$0.32

Diluted adjusted earnings per common share:
From continuing operations	$0.35	$0.29
From discontinued operations	–	0.03
Diluted adjusted earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$0.35	$0.32